UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 8, 2007
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                            New Frontier Media, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Colorado                     0-23697                   84-1084061
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

           7007 Winchester Circle, Suite 200, Boulder, Colorado 80301
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 444-0900
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

On November 8, 2007, New Frontier Media, Inc., a Colorado corporation (the "Registrant"), issued the attached press release that included financial information for its fiscal second quarter 2008. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K, and shall not be deemed incorporated by reference into any of the Registrant's registration statements or other filings with the Securities and Exchange Commission.

The press release presents EBITDA and Adjusted EBITDA, both of which are non-GAAP financial measures. EBITDA and Adjusted EBITDA are presented in the press release because the Registrant's management uses this information in evaluating the operating efficiency and overall financial performance of its business. The Registrant's management also believes that this information provides the users of the Registrant's financial statements a valuable insight into its operating results. EBITDA and Adjusted EBITDA measure the amount of income generated each period by the Registrant that could be used to service debt, pay taxes and fund capital expenditures. It is important to note, however, that EBITDA and Adjusted EBITDA as presented do not represent cash provided or used by operating activities and may not be comparable to similarly titled measures reported by other companies. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.          Exhibit Description
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99.1                 Press Release issued by New Frontier Media, Inc. dated
                     November 8, 2007 furnished herewith.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2007                            NEW FRONTIER MEDIA, INC.


                                                  By:  /s/ Michael Weiner
                                                       -------------------------
                                                  Name: Michael Weiner
                                                  Title: Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit No.          Exhibit Description
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99.1                 Press Release issued by New Frontier Media, Inc. dated
                     November 8, 2007 furnished herewith.


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